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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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       Rule14a-6(e)(2))
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[ ]    Soliciting Material Pursuant to Rule 14a-12

                            EL PASO CORPORATION
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              (Name of Registrant as Specified in its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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NEWS                                                    [LOGO - EL PASO]

For Immediate Release

EL PASO CORPORATION URGES SHAREHOLDERS TO SUPPORT ITS BOARD NOMINEES TO CONTINUE THE COMPANY'S PROGRESS WITH ITS TURNAROUND PLAN

HOUSTON, TEXAS, JUNE 16, 2003--El Paso Corporation (NYSE: EP) today urged shareholders to vote for the El Paso Board's nominees in order to continue the company's progress with its operational and financial plan and avoid the disruption and serious risks that the company believes could result from the election of the Zilkha/Wyatt slate.

The company noted that the Zilkha/Wyatt slate have made a series of misleading statements concerning El Paso's business plan, most recently overstating by $700 million El Paso's 2003 exploration and production (E&P) capital budget. In the last two weeks, the dissident slate has stated publicly or in SEC filings that El Paso's E&P budget was $1.6 billion, $1.3 billion and $2 billion. El Paso's 2003 E&P budget has not changed from the $1.3 billion that was announced on February 5, 2003.

This follows other recent misstatements by Zilkha/Wyatt, who originally told Institutional Shareholder Services and others that they could cut El Paso's total capital budget in 2004 to $1 billion or less. Stephen Chesebro', their designated CEO, last week discussed a proposed 2004 budget of $1.6 billion--while still failing to give any details on the impact on earnings or ongoing production levels that would be associated with their "plan." The failure by the Zilkha/Wyatt slate to provide a clear and consistent business plan for El Paso should be a serious concern for investors given the progress the company has made under the company's comprehensive business plan and its other recent initiatives.

The company also cited Stephen D. Chesebro's recent statement in CBS.MarketWatch.com that, in fact, Oscar Wyatt approached him about taking the position of CEO of El Paso. This statement contradicts a previous statement by Zilkha/Wyatt that the selection of Mr. Chesebro' was a decision made solely by the Zilkha/Wyatt nominees. We believe this information confirms Mr. Wyatt's pivotal role in the proxy contest and provides further evidence of the risks associated with election of the Zilkha/Wyatt slate.

Shareholders who want to see El Paso continue its recent progress and who want to avoid the disruption and inherent risks that may result from the election of a totally new Wyatt-sponsored slate should vote the WHITE proxy card to support El Paso's nominees.

THIS VOTE IS CRITICAL, NO MATTER HOW MANY SHARES YOU OWN. YOU MUST ACT PROMPTLY, AS THE ANNUAL MEETING WILL BE HELD TOMORROW, TUESDAY, JUNE 17. PROXIES MUST BE RECEIVED--NOT MAILED--PRIOR TO THE MEETING. MacKenzie Partners, Inc. at (800) 322-2885 will provide El Paso shareholders with last minute voting instructions.

El Paso Corporation is the leading provider of natural gas services and the largest pipeline company in North America. The company has core businesses in pipelines, production, and midstream services. Rich in assets, El Paso is committed to developing and delivering new energy supplies and to meeting the growing demand for new energy infrastructure. For more information, visit www.elpaso.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This release includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, including, without limitation, our ability to attract and retain qualified members of the Board of Directors; the successful recruitment and retention of a qualified CEO; the successful implementation of the 2003 operational and financial plan; the successful implementation of the settlement related to the Western Energy Crisis; material and adverse impacts from our proxy contest with Selim Zilkha/Oscar Wyatt; actions by the credit rating agencies; the successful close of financing transactions; our ability to successfully exit the energy trading business; our ability to divest of certain non-core assets; changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; difficulty in integration of the operations of previously acquired companies, competition, and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

ADDITIONAL IMPORTANT INFORMATION

This document may contain expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs are the opinions and beliefs of El Paso.

CONTACTS

Communications and Government Affairs
Norma F. Dunn, Senior Vice President
Office: (713) 420-3750
Fax: (713) 420-3632

Investor Relations
Bruce L. Connery, Vice President
Office: (713) 420-5855
Fax: (713) 420-4417

Alternate Contacts
Joele Frank/Dan Katcher
Office: (212) 355-4449
Fax: (212) 355-4554